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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 3, 2002

                                 ESG RE LIMITED
             (Exact Name of Registrant as Specified in its Charter)

           Bermuda                          000-23481                  Not Applicable
(State or Other Jurisdiction         (Commission File Number)          (IRS Employer
   of Incorporation)                                                  Identification No.)

         16 Church Street                                              Not Applicable
     Hamilton HM11, Bermuda                                              (Zip Code)
(Address of Principal Executive Offices)

                                 (441) 295-2185
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

The Company posted responses to questions received from shareholders following announcement of its second quarter 2002 results on its website on September 3, 2002.

ITEM 7. EXHIBITS.

Exhibit 99: Responses to Shareholder Questions, as posted on the website on September 3, 2002, is attached.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 3, 2002


                                            ESG RE LIMITED

                                            By:  s/Margaret L. Webster
                                                 -------------------------
                                                 Margaret L. Webster
                                                 Chief Administrative Officer